Exhibit (b)
SECTION 906 CERTIFICATIONS
     In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer, MainStay Funds Trust Date: January 9, 2012

SECTION 906 CERTIFICATIONS
     In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer, MainStay Funds Trust Date: January 9, 2012